UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2006
                                                          --------------


                            CIRCUIT CITY STORES, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)

   001-05767                                                   54-0493875
   ---------                                                   ----------
  (Commission                                               (I.R.S. Employer
   File No.)                                               Identification No.)

                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (804) 527-4000
                                                            --------------

                                       N/A
      (Former name or former address, if changed since date of last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02  Termination of a Material Definitive Agreement.

On March 29, 2006, Circuit City Stores, Inc. (the "Company") disclosed in its Current Report on Form 8-K the terms upon which Brian E. Levy, the former President and Chief Executive Officer of InterTAN Canada, Ltd., had retired and resigned from the Company. In addition to the terms previously disclosed, the Company accelerated the vesting of a nonqualified stock option to purchase 75,000 shares of the Company's common stock at an exercise price of $10.67 per share. The stock option was awarded on May 12, 2004 and was scheduled to vest on June 17, 2006.





                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CIRCUIT CITY STORES, INC.



Date:  June   29  , 2006         By:      /s/ Reginald D. Hedgebeth
            ------                      ---------------------------------------
                                        Reginald D. Hedgebeth
                                        Senior Vice President, General Counsel
                                        and Secretary